Exhibit 99.2
Supplemental Data Report
Three Months Ended September 30, 2005
Dollars in thousands, except per share data, unless otherwise disclosed
Updated as of November 30, 2005
1) RECONCILIATION OF FUNDS FROM OPERATIONS (1) — Unaudited

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
Net Income (2)	$8,665	$14,856	$40,981	$43,891

Net Gain on Sale of Real Estate Properties	6	37	(7,483)	604

Real Estate Depreciation and Amortization	17,889	14,782	47,721	38,871

Total Adjustments	17,895	14,819	40,238	39,475

Funds From Operations — Basic and Diluted	$26,560	$29,675	$81,219	$83,366

Funds From Operations Per Common Share — Basic	$0.57	$0.66	$1.75	$1.95

Funds From Operations Per Common Share — Diluted	$0.56	$0.65	$1.71	$1.91

Wtd Average Common Shares Outstanding — Basic	46,484,410	44,958,369	46,457,378	42,809,829

Wtd Average Common Shares Outstanding — Diluted	47,443,704	45,866,536	47,399,383	43,711,648

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

Management believes FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operating performance of the Company’s properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs; furthermore, because FFO per share is consistently and regularly reported, discussed and compared by research analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	Net income includes non-cash deferred compensation of $1.1 million and $0.9 million, respectively, for the three months ended September 30, 2005 and 2004, and $2.8 million and $2.7 million, respectively, for the nine months ended September 30, 2005 and 2004.

Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Bethany A. Mancini (615) 269-8175
Email: BMancini@healthcarerealty.com

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 1 of 14

2) CONSOLIDATED BALANCE SHEETS

	(Unaudited)
ASSETS	Sep. 30, 2005	Dec. 31, 2004
Real estate properties (1):
Land	$136,328	$137,470
Buildings, improvements and lease intangibles	1,674,619	1,660,690
Personal property	21,495	16,327
Construction in progress	6,819	18,826

	1,839,261	1,833,313
Less accumulated depreciation	(303,466)	(270,519)

Total real estate properties, net	1,535,795	1,562,794

Cash and cash equivalents	5,386	2,683

Mortgage notes receivable	95,648	40,321

Assets held for sale, net (2)	7,981	61,246

Other assets, net	96,110	83,766

Total assets	$1,740,920	$1,750,810

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$741,564	$719,264

Accounts payable and accrued liabilities	44,951	28,279

Other liabilities	23,002	22,651

Total liabilities	809,517	770,194

Commitments and contingencies	0	0

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; issued and outstanding, none	0	0

Common stock, $.01 par value; 150,000,000 shares authorized; issued and outstanding, 2005 — 47,757,000; 2004 — 47,701,108	478	477

Additional paid-in capital	1,220,170	1,218,137

Deferred compensation	(13,559)	(15,153)

Cumulative net income	583,714	542,733

Cumulative dividends	(859,400)	(765,578)

Total stockholders’ equity	931,403	980,616

Total liabilities and stockholders’ equity	$1,740,920	$1,750,810

(1)	Total weighted average depreciable life is 34.4 years. (see schedule 5)

(2)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reported assets as held for sale and included them in discontinued operations on the Company’s income statement.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 2 of 14

3) CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Master lease rental income	$18,908	$18,065	$56,254	$54,351
Property operating income	35,441	29,844	101,133	76,195
Straight line rent (2)	267	329	(1,143)	718
Mortgage interest income	2,624	1,953	6,276	7,586
Other operating income (4)	9,735	9,593	27,050	24,911

	66,975	59,784	189,570	163,761
EXPENSES
General and administrative	4,682	3,105	12,006	9,566
Property operating expenses	19,108	15,277	53,609	39,072
Other operating expenses (4)	4,291	3,566	11,879	10,716
Interest	12,318	11,735	35,920	32,511
Depreciation	15,013	11,312	38,858	31,850
Amortization (3)	3,063	2,775	9,208	5,003

	58,475	47,770	161,480	128,718

INCOME FROM CONTINUING OPERATIONS	8,500	12,014	28,090	35,043

DISCONTINUED OPERATIONS
Operating income from discontinued operations	171	2,879	6,118	9,452
Gain (loss) on sale of real estate properties and impairments, net	(6)	(37)	6,773	(604)

	165	2,842	12,891	8,848

NET INCOME	$8,665	$14,856	$40,981	$43,891

BASIC EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.18	$0.27	$0.60	$0.82

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.01	$0.06	$0.28	$0.21

NET INCOME PER COMMON SHARE	$0.19	$0.33	$0.88	$1.03

DILUTED EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.18	$0.26	$0.59	$0.80

DISCONTINUED OPERATIONS PER COMMON SHARE	$—	$0.06	$0.27	$0.20

NET INCOME PER COMMON SHARE	$0.18	$0.32	$0.86	$1.00

WTD AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,484,410	44,958,369	46,457,378	42,809,829

WTD AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,443,704	45,866,536	47,399,383	43,711,648

(1)	The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	A straight line rent receivable totaling $2.1 million on three properties leased to one operator was reversed during the three months ended June 30, 2005 due to the restructuring of a lease.

(3)	Financial Accounting Standards Board (“FASB”) Statement No. 141 requires that the purchase price of real estate operations be allocated between the land, the physical building as if the building was vacant when acquired, the lease intangible assets, the goodwill, and the customer relationship assets acquired. The purchase price allocated to the lease intangible assets is amortized over the remaining lease term, typically one to five years, compared to the estimated depreciable life of the building of 39 years. The majority of the lease intangible amortization is charged to amortization expense and, because it is accelerated, has a greater impact on net income due to the increased volume of acquisitions.

(4)	Includes the operations of the properties consolidated in the Company’s consolidated financial statements as required in FIN 46(R) as variable interest entities.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 3 of 14

3) CONSOLIDATED STATEMENTS OF INCOME (cont.)
RECONCILIATION OF NET INCOME TO TAXABLE INCOME (unaudited)

	For the Three Months Ended		For the Nine Months Ended

	Sept 30, 2005	Sept 30, 2004	Sept 30, 2005	Sept 30, 2004

Net income	$8,665	$14,856	$40,981	$43,891

Depreciation and amortization	5,401	4,332	12,338	7,238
Gain or Loss on disposition of depreciable assets	0	0	3,615	(515)
Straight line rent	(267)	(354)	1,305	(843)
Other	4,779	1,722	4,305	3,335

	9,913	5,700	21,563	9,215

Taxable Income (1)	$18,578	$20,556	$62,544	$53,106

(1)	Before REIT dividend paid deduction

NOTE:	The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 4 of 14

4) STATEMENT OF CASH FLOWS

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$8,665	$14,856	$40,981	$43,891
Non-cash items:
Depreciation and amortization — real estate	17,889	14,782	47,721	38,871
Depreciation and amortization — other	(67)	298	1,161	686
Net (gain) loss on sale of real estate and impairments	6	37	(6,773)	604
Deferred compensation amortization	1,064	888	2,835	2,663
(Increase) decrease in straight line rent	(267)	257	1,305	(232)

Total non-cash items	18,625	16,262	46,249	42,592

Other items:
Increase in other liabilities	1,987	1,478	588	3,921
Increase in other assets	(4,166)	(726)	(8,938)	(5,128)
Increase in accounts payable and accrued liabilities	19,257	13,677	16,682	17,449

Total other items	17,078	14,429	8,332	16,242

Net cash provided by operating activities	44,368	45,547	95,562	102,725

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition and development of real estate properties	(17,478)	(146,674)	(89,825)	(338,760)
Funding of mortgages and notes receivable	(1,290)	(1,354)	(65,316)	(2,907)
Proceeds from sales of real estate	—	287	130,079	5,189
Proceeds from mortgage and notes repayments	1,713	21,852	5,674	30,096

Net cash used in investing activities	(17,055)	(125,889)	(19,388)	(306,382)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on notes and bonds payable	41,000	55,000	163,248	508,494
Repayments on notes and bonds payable	(32,964)	(102,870)	(143,690)	(378,798)
Dividends paid	(31,521)	(30,509)	(93,822)	(84,941)
Debt issuance costs	—	(29)	—	(2,566)
Proceeds from issuance of common stock	(76)	159,119	793	160,616

Net cash provided by (used in) financing activities	(23,561)	80,711	(73,471)	202,805

Increase (decrease) in cash and cash equivalents	3,752	369	2,703	(852)
Cash and cash equivalents, beginning of period	1,634	3,696	2,683	4,917

Cash and cash equivalents, end of period	5,386	4,065	5,386	4,065

Net Cash Provided by Operating Activities	$44,368	$45,547	$95,562	$102,725
Weighted Average Shares Outstanding — Basic	46,484,410	44,958,369	46,457,378	42,809,829
Dividends Declared and Paid in the Period, per share	$0.660	$0.640	$1.965	$1.905
Dividend Payout Percentage	69%	63%	96%	79%

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 5 of 14

5)	INVESTMENT PROGRESSION

     A)          Construction in Progress

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	09/30/05	Properties	09/30/05
Balance at beginning of period	1	$6,690	2	$18,826

Fundings on projects in existence at the beginning of the period	0	129	0	4,299

New Projects started during the period	0	0	0	0

Completions	0	0	(1)	(16,306)

Balance at end of period	1	$6,819	1	$6,819

     B)          Real Estate Properties (2)

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	09/30/05	Properties	09/30/05
Balance at beginning of period	234	$1,823,535	243	$1,889,369

Acquisitions (1)	1	11,342	8	56,417

Additions/Improvements	0	7,248	0	17,355

Completions (CIP)	0	0	1	16,306

Sales	0	0	(17)	(137,322)

Balance at end of period	235	$1,842,125	235	$1,842,125

     C)           Mortgage Notes Receivable

		For the Three		For the Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	09/30/05	Properties	09/30/05
Balance at beginning of period	11	$97,499	8	$40,322

Funding of Mortgages	0	0	4	61,226

Repayments (1)	(1)	(1,260)	(2)	(4,073)

Amortization	0	0	0	(217)

Scheduled Principal Payments	0	(591)	0	(1,610)

Balance at end of period	10	$95,648	10	$95,648

(1)	On August 1, 2005, the Company acquired an assisted living facility in Florida for $11.3 million; on September 9, 2005, a $1.3 million mortgage note receivable on a physicians clinic in Florida was repaid in full.

(2)	Real Estate Properties includes assets held for sale.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 6 of 14

6)	INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

		Inpatient Facilities
	Medical Office/	Assisted	Skilled	Inpatient	Independent	Other
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Total
Master Leases
1 Alabama	$55,560	$4,457		$17,722			$77,739	4.00%
2 Arizona	5,253						5,253	0.27%
3 Arkansas	3,055						3,055	0.16%
4 California	25,834					$12,688	38,522	1.98%
5 Florida	95,266	16,067		11,703			123,036	6.33%
6 Georgia	4,278	6,025					10,303	0.53%
7 Illinois	13,425						13,425	0.69%
8 Indiana			$3,790				3,790	0.19%
9 Massachusetts	12,034						12,034	0.62%
10 Michigan			24,107			13,859	37,966	1.95%
11 Mississippi	4,498	3,569					8,067	0.41%
12 Missouri	20,992	6,250	11,139				38,381	1.97%
13 Nevada	3,801						3,801	0.20%
14 North Carolina		3,982					3,982	0.20%
15 Ohio		4,612					4,612	0.24%
16 Oklahoma			13,036				13,036	0.67%
17 Pennsylvania		32,179	21,764	113,867			167,810	8.63%
18 South Carolina			26,610				26,610	1.37%
19 Tennessee	7,963	3,967	6,364		$18,852		37,146	1.91%
20 Texas	67,495	28,895		13,203	43,680	6,022	159,295	8.19%
21 Virginia	27,102	17,675	37,925				82,702	4.25%

Total Master Leases	$346,556	$127,678	$144,735	$156,495	$62,532	$32,569	$870,565	44.77%

		Same facility NOI growth for Master Leases (3Q2005 vs. 3Q2004) :					2.2%

Operating Properties
1 Arizona	$26,846						$26,846	1.38%
2 California	96,681						96,681	4.97%
3 District of Columbia	28,863						28,863	1.48%
4 Florida	101,492						101,492	5.22%
5 Georgia	10,021						10,021	0.52%
6 Hawaii	28,342						28,342	1.46%
7 Illinois	18,777						18,777	0.97%
8 Kansas	11,880						11,880	0.61%
9 Louisiana	10,805						10,805	0.56%
10 Maryland	14,053						14,053	0.72%
11 Michigan	21,299						21,299	1.10%
12 Mississippi	6,035						6,035	0.31%
13 Missouri	18,600						18,600	0.96%
14 Nevada	53,164						53,164	2.73%
15 Pennsylvania	23,304						23,304	1.20%
16 Tennessee	151,801						151,801	7.81%
17 Texas	276,537						276,537	14.22%
18 Virginia	47,222						47,222	2.43%
19 Wyoming	19,517						19,517	1.00%

Total Oper. Properties	$965,239	$—	$—	$—	$—	$—	$965,239	49.64%

		Same facility NOI growth for Operating Properties (3Q2005 vs. 3Q2004):					3.9%

Corporate Property							13,140	0.68%

Total Equity Investments	$1,311,795	$127,678	$144,735	$156,495	$62,532	$32,569	$1,848,944	95.08%

Wtd Avg Depreciable Life (yrs):	34.4	32.8	33.2	34.8	33.3	34.6	34.4
Wtd Avg Period Held (yrs):	7.0	5.9	6.4	7.0	4.2	8.4	6.3

Mortgages
1 Arizona		$4,534					$4,534	0.23%
2 California		4,752					4,752	0.24%
3 Florida		11,083					11,083	0.57%
4 Maryland			$27,833				27,833	1.43%
5 Oregon		2,576					2,576	0.13%
6 Tennessee			12,644				12,644	0.65%
7 Washington		32,226					32,226	1.66%

Total Mtg. Investments	$—	$55,171	$40,477	$—	$—	$—	$95,648	4.92%

		Same facility NOI growth for Mortgages (3Q2005 vs. 3Q2004):					1.04%

Total Investments	$1,311,795	$182,849	$185,212	$156,495	$62,532	$32,569	$1,944,592	100.00%

Percent of $ Invested	67.91%	9.47%	9.59%	8.10%	3.24%	1.69%	100.00%

Number of Investments	162	33	32	9	7	3	246

Number of Beds		2,423	3,123	757	940	374	7,617

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 7 of 14

7)	SQUARE FEET OWNED AND/OR MANAGED

A)	By Geographic Location

	Number of Properties				Owned			Third Party
		Third			Not	Construction		Property
	Owned	Party	Mortgages	Total	Managed	In Progress	Managed	Management	Mortgages	Total	Percent
1 Texas	49			49	859,099		2,289,591			3,148,690	23.33%
2 Tennessee	23	5	1	29	536,799		1,259,154	247,838	108,813	2,152,604	15.95%
3 Florida	29		2	31	715,481		603,294		107,660	1,426,435	10.57%
4 Virginia	24	1		25	524,619		472,388	111,998		1,109,005	8.22%
5 Pennsylvania	20			20	722,053		114,797			836,850	6.20%
6 California	12		1	13	184,913		458,465		50,000	693,378	5.14%
7 Michigan	12			12	364,635		198,909			563,544	4.18%
8 Alabama	10			10	507,493					507,493	3.76%
9 Arizona	7	1	1	9	44,230		160,780	59,106	50,500	314,616	2.33%
10 Hawaii	3			3		144,000	138,450			282,450	2.09%
11 Missouri	10			10	172,412		106,146			278,558	2.06%
12 Illinois	3			3	115,100		141,765			256,865	1.90%
13 Nevada	3			3	16,878		225,456			242,334	1.80%
14 South Carolina	4			4	187,958					187,958	1.39%
15 District of Columbia	2			2			182,836			182,836	1.35%
16 Mississippi	3	2		5	25,000		94,987	48,710		168,697	1.25%
17 Connecticut		25		25				161,202		161,202	1.19%
18 Wyoming	1			1	—		139,647			139,647	1.03%
19 Georgia	5			5	65,741		73,504			139,245	1.03%
20 Oklahoma	5			5	139,216					139,216	1.03%
21 Louisiana	2			2			133,211			133,211	0.99%
22 Maryland	2		2	4			86,703			86,703	0.64%
23 Massachusetts	2			2	84,242					84,242	0.62%
24 Oregon			1	1					80,429	80,429	0.60%
25 Kansas	1			1			70,908			70,908	0.53%
26 North Carolina	1			1	33,181					33,181	0.25%
27 Ohio	1			1	33,181					33,181	0.25%
28 Indiana	1			1	29,500					29,500	0.22%
29 Arkansas	1			1	11,963					11,963	0.09%
30 New York		1		1				1,926		1,926	0.01%
31 Washington			2	2						—	0.00%

Total Properties / Square Feet	236	35	10	281	5,373,694	144,000	6,950,991	630,780	397,402	13,496,867	100.00%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	In Progress	Managed	Owned	Management	Mortgages	Total	Percent
Medical Office/Outpatient Facilities	1,927,775	144,000	6,950,991	9,022,766	630,780		9,653,546	71.52%
Assisted Living Facilities	886,982			886,982		288,589	1,175,571	8.71%
Skilled Nursing Facilities	973,446			973,446		108,813	1,082,259	8.02%
Inpatient Rehab Hospitals	643,383			643,383			643,383	4.77%
Independent Living Facilities	725,767			725,767			725,767	5.38%
Other Inpatient Facilities	216,341			216,341			216,341	1.60%

Total Square Feet	5,373,694	144,000	6,950,991	12,468,685	630,780	397,402	13,496,867	100.00%

Percent of Total Square Footage	37.90%	1.10%	53.14%	92.14%	4.82%	3.04%	100.00%

Total Number of Properties	128	1	107	236	35	10	281

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 8 of 14

8)	SQUARE FOOTAGE BY OWNERSHIP TYPE

     A)          Occupants Greater Than 1% (1)

	Medical	Inpatient Facilities
	Office/	Assisted	Skilled	Inpatient	Independent	Other		% of
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Total (2)
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet
1 Healthsouth	105,176			643,383			748,559	5.82%
2 Baylor Health Systems	568,072						568,072	4.42%
3 Emeritus Corporation		502,119					502,119	3.90%
4 Cordia Enterprises					417,025		417,025	3.24%
5 Senior Lifestyles					308,742		308,742	2.40%
6 Lewis-Gale Clinic LLC	291,818						291,818	2.27%
7 Epic Healthcare			269,967				269,967	2.10%
8 Formation Capital			151,172				151,172	1.17%
9 Ascension Nashville	150,612						150,612	1.17%
10 Melbourne Internal Medicine Assocs	140,125						140,125	1.09%

All Other Occupants:	7,766,963	471,327	465,843	—	—	216,341	8,920,474	69.33%

Total	9,022,766	973,446	886,982	643,383	725,767	216,341	12,468,685	96.91%

B) Mortgagees Greater Than 1%

	Medical	Inpatient Facilities
	Office/	Assisted	Skilled	Inpatient	Independent	Other		% of
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Total (2)
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet
No occupants greater than 1%							—	0.00%

All Other Mortgagees:	—	108,813	288,589	—	—	—	397,402	3.09%

Total	—	108,813	288,589	—	—	—	397,402	3.09%

(1)	Medical Office/Outpatient Facilities consists of approximately 2,465 occupants with an average square footage of approximately 3,660 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 191,000 feet per each.

(2)	Based on Total Square Footage of Owned Properties and Mortgages.

9)	LEASE/MORTGAGE MATURITY SCHEDULE

     A)           Leases

					Weighted
		Number of			Average
		Operating	Estimated	Percent of	Remaining
	Number of	Property	Annualized	Annualized	Lease
	Master Leases	Leases	Net Revenue	Net Revenue	Term (Years)
2005	2	66	$4,385	2.17%	0.00
2006	1	242	17,947	8.86%	0.05
2007	11	239	20,406	10.08%	0.17
2008	13	162	18,527	9.15%	0.32
2009	23	225	39,394	19.46%	0.72
2010	12	85	12,923	6.38%	0.41
2011	7	38	22,779	11.25%	0.37
2012	5	18	7,058	3.49%	0.28
2013	24	26	21,149	10.45%	1.12
2014	4	28	7,138	3.53%	0.21
2015	8	8	7,254	3.58%	0.37
After 2015	17	5	23,503	11.61%	2.30

Total	127	1,142	$202,463	100.00%	6.30

Number of Properties Represented:		235

     B)          Mortgages

				Weighted
				Average
		Estimated	Percent of	Remaining
	Number of	Annualized	Annualized	Mortgage
	Mortgages	Net Revenue	Net Revenue	Term (Years)
2005	1	$455	4.50%	0.01
2006	1	538	5.32%	0.06
2007	0	—	0.00%	0.00
2008	5	5,679	56.13%	1.41
2009	2	2,203	21.78%	0.72
2010	0	—	0.00%	0.00
2011	0	—	0.00%	0.00
2012	0	—	0.00%	0.00
2013	1	1,242	12.28%	1.07
2014	0	—	0.00%	0.00
2015	0	—	0.00%	0.00
After 2015	0	—	0.00%	0.00

Total	10	$10,117	100.00%	3.26

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 9 of 14

10) CONSTRUCTION IN PROGRESS — AS OF SEPTEMBER 30, 2005

		Investment	Remaining	Total
Operator	Properties	Balance	Commitment	Real Estate (1)
Hawaii MOB (1)	1	6,819	40,181	47,000

Total (2)	1	$6,819	$40,181	$47,000

Percentage of construction in progress to total investment portfolio:				0.35%

(1)	During the second quarter of 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(2)	During the three and nine months ended September 30, 2005, the Company capitalized interest in the amount of $317 thousand and $1.2 million respectively.
11) DIVIDEND HISTORY (dollars not rounded to thousands)
A)	Common Stock

			Change
			From Prior
Operating Period	Payment Date	Amount	Quarter	Annualized
First Quarter 2000	May 17, 2000	0.555	0.005	2.22
Second Quarter 2000	Aug. 16, 2000	0.560	0.005	2.24
Third Quarter 2000	Dec. 6, 2000	0.565	0.005	2.26
Fourth Quarter 2000	Mar. 7, 2001	0.570	0.005	2.28

First Quarter 2001	June 7, 2001	0.575	0.005	2.30
Second Quarter 2001	Sept. 6, 2001	0.580	0.005	2.32
Third Quarter 2001	Dec. 6, 2001	0.585	0.005	2.34
Fourth Quarter 2001	Mar. 6, 2002	0.590	0.005	2.36

First Quarter 2002	June 6, 2002	0.595	0.005	2.38
Second Quarter 2002	Sept. 5, 2002	0.600	0.005	2.40
Third Quarter 2002	Dec. 5, 2002	0.605	0.005	2.42
Fourth Quarter 2002	Mar. 6, 2003	0.610	0.005	2.44

First Quarter 2003	June 5, 2003	0.615	0.005	2.46
Second Quarter 2003	Sept. 4, 2003	0.620	0.005	2.48
Third Quarter 2003	Dec. 4, 2003	0.625	0.005	2.50
Fourth Quarter 2003	Mar. 4, 2004	0.630	0.005	2.52

First Quarter 2004	June 3, 2004	0.635	0.005	2.54
Second Quarter 2004	Sept. 2, 2004	0.640	0.005	2.56
Third Quarter 2004	Dec. 2, 2004	0.645	0.005	2.58
Fourth Quarter 2004	Mar. 3, 2005	0.650	0.005	2.60

First Quarter 2005	June 2, 2005	0.655	0.005	2.62
Second Quarter 2005	Sept. 1, 2005	0.660	0.005	2.64
Third Quarter 2005	Dec. 2, 2005	0.660	0.000	2.64
B)	Preferred Stock
On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 10 of 14

12) LONG-TERM DEBT INFORMATION — As of September 30, 2005
A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate
Fixed Rate Debt:
Senior Notes due 2006	$29,400	9.49%
Senior Notes due 2011, net	307,862	7.218%	See Note (C)
Senior Notes due 2014, net	298,676	5.190%	See Note (F)
Mortgage Notes Payable	56,626	Range from 5.55% to 8.00%	See Note (D)

	692,564

Variable Rate Debt:
Unsecured Credit Facility due
2006	49,000	1.10% over LIBOR	See Note (E)

	49,000

Total	$741,564

B)	Future Maturities:

						2010
	2005	2006	2007	2008	2,009	and After	Total
Fixed Rate Debt:
Senior Notes due 2006		$29,400					$29,400
Senior Notes due 2011, net	$469	1,956	$2,099	$2,254	$2,419	$298,665	307,862
Senior Notes due 2014, net	(32)	(131)	(138)	(133)	(152)	299,262	298,676
Mortgage Notes Payable	992	4,015	4,326	4,656	5,019	37,618	56,626
Variable Rate Debt:
Unsecured Credit Facility due 2006		49,000					49,000

	$1,429	$84,240	$6,287	$6,777	$7,286	$635,545	$741,564

C)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

D)	In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. Related to its second quarter acquisitions, the Company concurrently entered into or assumed mortgage notes of $9.2 million with interest rates ranging from 5.55% to 8.0%.

E)	In October 2003, the Company entered into a new three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years of the facility term at the Company’s request subject to the availability of additional capital commitments and may be extended for one additional year. The facility bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company pays a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

F)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

H)	Credit Rating:
Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.
Standard & Poor’s has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.
Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 11 of 14

13) COMMON SHARES INFORMATION
The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
Total Common Shares Outstanding	47,757,000	47,682,169	47,757,000	47,682,169

Weighted Average Common Shares Outstanding	47,758,528	46,265,921	47,742,312	44,116,919
Weighted Average Actual Restricted Stock Shares	(1,274,118)	(1,307,552)	(1,284,934)	(1,307,090)

Denominator Shares for Basic Common Share EPS and FFO	46,484,410	44,958,369	46,457,378	42,809,829

Dilutive effect of restricted stock shares	909,071	865,481	891,934	846,985
Dilutive effect of employee stock purchase plan	50,223	42,686	50,071	54,834

Denominator Shares for Diluted Common Share EPS and FFO	47,443,704	45,866,536	47,399,383	43,711,648

Note 1: As of September 30, 2005, HR had approximately 1,945 shareholders of record.

Note 2: During the third quarter of 2004, the Company issued 4.6 million shares of common stock at $36.30 per share ($34.57 per share net of discounts and commissions) in an underwritten public offering and received approximately $159.0 million in net proceeds.
14) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF SEPTEMBER 30, 2005

Officers	Owned		Restricted (1)	Total
David R. Emery	185,872	(2)	773,757	959,629
Scott W. Holmes	2,310		16,731	19,041
J. D. Carter Steele	3,723		16,303	20,026
John M. Bryant, Jr.	854		6,666	7,520
Other Officers as a group	60,030		448,605	508,635
Directors as a group	54,590		2,100	56,690

Total	307,379		1,264,162	1,571,541

(1)	These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

(2)	Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.
15) INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2005

A)	Institutional Shares Held:	28,434,891	(Source: Form 13F Filings)

B)	Number of Institutions:	211

C)	Percentage of Common Shares Outstanding:	59.54%

16) BOOK VALUE PER COMMON SHARE

Total Stockholders’ Equity	$931,403
Total Common Shares Outstanding	47,757,000

Book Value Per Common Share	$19.50

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 12 of 14

17) OTHER CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: hrinfo@healthcarerealty.com
Other Offices:
Central Regional Office — Arizona
Tennessee Regional Office — Tennessee
Texas Regional Office — Texas
Western Regional Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site:
www.healthcarerealty.com
D)	Corporate Officers:
Healthcare Realty Trust Incorporated
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
J. D. Carter Steele, Senior Vice President and Chief Operating Officer
Fredrick M. Langreck, Senior Vice President / Treasurer
B. Douglas Whitman, Senior Vice President / Real Estate Investments
James M. Albright, Vice President / Asset Management
Anne C. Barbour, Vice President / National Asset Manager
Stephen E. Cox, Jr., Vice President / Assistant General Counsel
James C. Douglas, Vice President / Asset Administration
Leigh Ann Stach, Vice President / Financial Reporting
Roger O. West, Vice President / Special Counsel
Brince R. Wilford, Vice President / Real Estate Investments
Julie A. Wilson, Vice President / National Asset Manager
Amy A. Byrd, Associate Vice President / National Asset Manager
William R. Davis, Associate Vice President / Information Technology
Toni L. Ewing, Associate Vice President / Asset Administration
Robert E. Hull, Associate Vice President / Asset Administration
Bethany A. Mancini, Associate Vice President / Corporate Communications
Todd J. Meredith, Associate Vice President / Real Estate Investments
Amy M. Poley, Associate Vice President / Real Estate Investments
Kimberly R. Sullivan, Associate Vice President / Asset Administration
Rita H. Todd, Corporate Secretary
Healthcare Realty Services Incorporated
Gilbert T. Irvin, Vice President / Operations
Revell M. Lester, Associate Vice President / Project Development Services
Steve L. Standifer, Associate Vice President / Real Estate Investments
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 13 of 14

17)	OTHER CORPORATE INFORMATION (cont.)
F)	Professional Affiliations:
Independent Public Auditors
BDO Seidman, LLP
Clark Tower
5100 Poplar Avenue, Suite 2600
Memphis, TN 38137-2601
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 781-575-3400
G)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.
H)	Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
Banc of America Securities LLC	Gary Taylor (212) 847-5174
Friedman, Billings, Ramsey & Co.	Paul Morgan (415) 874-3412
Harris Nesbitt Corp.	Richard Anderson (212) 885-4180
Legg Mason Wood Walker, Inc.	Jerry Doctrow (410) 454-5142
Prudential Securities, Inc.	Jim Sullivan (212) 778-2515
Ryan Beck & Co.	Robert Mains (201) 748-4965
Wachovia Securities	Stephen Swett (212) 909-0954
I)	Projected Dates for 2005 Dividend and Earnings Press Releases:

	Dividend	Earnings
Fourth Quarter 2005	January 24, 2006	January 27, 2006
NOTE: A conference call will be scheduled at 9:00 AM Central time the morning of the earnings press release.
J)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Bethany A. Mancini
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: BMancini@healthcarerealty.com
In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2004. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Supplemental Data Report Three Months Ended September 30, 2005	Page 14 of 14